UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2020

Sun Pacific Holding Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-51935	90-1119774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Gordon’s Corner Road, Suite 1A Manalapan, NJ 07726

(Address of principal executive offices)

Registrant’s telephone number, including area code 732-845-0906

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Section 8 – Other Events

On December 31, 2019, the United States Patent and Trademark Office issued patent number US 10,522,701 B2 to National Mechanical Group Corp., a wholly owned subsidiary of Sun Pacific Holding Corp., for a Frame-Less Encapsulated Photo-Voltaic (PV) Solar Power Panel By Encapsulating Solar Cell Modules Within Optically-Transparent Epoxy-Resin Material Coating a Phenolic Resin Support Sheet. The Company will begin work developing a business plan for expanding on either manufacturing or licensing of the technology in 2020. A copy of the patent is attached hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Patent Number US 10,522,701 B2 issued on December 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Pacific Holding Corp.
(Registrant)
Date: January 2, 2020
	By:	/s/ Nicholas Campanella
	Name:	Nicholas Campanella
	Title:	Director